                         ANNUAL REPORT / OCTOBER 31 1999

                          AIM EUROPEAN DEVELOPMENT FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      ------------------------------------

                       HOMMAGE A BLERIOT, NO. 2, FRAGMENT

                               BY ROBERT DELAUNAY

             LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE

              FIRST PERSON TO FLY ACROSS THE ENGLISH CHANNEL FROM

              FRANCE, TRANSPORTED BY A 28-HORSEPOWER MONOPLANE OF

            HIS OWN DESIGN. NEARLY 100 YEARS LATER, THE SAME SPIRIT

                 OF ENTREPRENEURSHIP AND COURAGE THAT LAUNCHED

              BLERIOT'S FLIGHT HAS SENT EUROPE'S MARKETS SOARING.

                      ------------------------------------

AIM European Development Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Development Fund's performance figures are historical and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns (including sales charges), for the period ended 9/30/99 (the most recent calendar quarter-end), were as follows: Class A shares, one year, 15.94%; inception (11/3/97), 21.65%. Class B shares, one year, 16.75%; inception (11/3/97), 22.70%. Class C shares, one year, 20.75%; inception (11/3/97), 24.43%.
o During the year ended 10/31/99, Class A shares paid distributions of $0.0125 per share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper European Funds Index represents an average of the performance of the 30 largest European-region mutual funds tracked by Lipper Inc., an independent mutual funds performance monitor. The results shown reflect reinvestment of dividends.
o The unmanaged MSCI Europe Index is a group of unmanaged European securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not include sales charges.


          An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is a risk that you could lose some or all of your money.


    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

  [PHOTO OF         The fiscal year discussed in this report reconfirmed our
 Charles T.         faith in two long-established principles of investing:
   Bauer,           portfolio diversification and long-term thinking. We could
 Chairman of        title this report "What a Difference a Year Makes."
the Board of            An investor surveying conditions when the fiscal year
   THE FUND         opened on October 31, 1998, saw a market dominated by
 APPEARS HERE]      large-capitalization stocks and high-quality bonds,
                    especially U.S. Treasuries. Ten months into 1998, two well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                      ------------------------------------


                         AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND COMES ON STRONG AS EUROPE
MOVES INTO GROWTH MODE

EUROPEAN MARKETS GOT OFF TO A SLOW START THIS YEAR BUT GRADUALLY GAINED MOMENTUM. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
The fund continued its run of strong performance, reporting returns for the fiscal year ended October 31, 1999, of 26.81% for Class A shares, 25.87% for Class B shares and 25.85% for Class C shares based on net asset value--or without sales charges. The fund's performance significantly outpaced the benchmark for its peer group of diversified European funds, the MSCI Europe Index, which returned 12.52% for the reporting period. In addition, the fund enjoyed a more than 30% increase in net assets during the fiscal year--rising from $136.4 million to $178.1 million at the close of the reporting period.

DESCRIBE THE EUROPEAN MARKET ENVIRONMENT AND HOW THE FUND WAS POSITIONED. European market fundamentals were good: inflation was low, employment and exports picked up and consumer confidence was high. Throughout the year economic growth clearly accelerated, with most economies' growth expectations experiencing upward revisions. Likewise, earnings growth has been strong the last few months as European companies have benefited from economic growth, the recovery in Asia and a strong U.S. dollar, which has helped many companies that export to the United States.
    On a country-by-country analysis, France, the Netherlands, Spain, Finland and Ireland led the region with strong growth, while Italy and Europe's proverbial economic powerhouse, Germany, lagged the field. Despite Germany's poor overall economic showing, a steady improvement in the economic outlook and strong individual company performance made it one of our top countries for investment. Telecommunications and engineering giant Mannesmann represented a major fund holding, while at the other end of the spectrum, members of the Neuer Markt--Germany's small-cap market--provided exposure to smaller growth companies. In general, France and the United Kingdom were where we found the most promising growth stocks. In fact, four of the fund's top 10 holdings are UK companies.

HOW DID THE MARKET ENVIRONMENT AFFECT FUND PERFORMANCE?
The first quarter was a tough one for the fund, as well as for European growth investors in general. The fund suffered as more cyclical stocks rallied and markets obsessed about potential U.S. rate hikes--giving little attention to earnings growth. After the Fed made its first hike in U.S. interest rates, however, markets shifted their focus to earnings growth again, which benefited the fund's performance.
    As the market broadened to include participation by companies of all sizes, the fund's performance benefited from its all-capitalization investment strategy. Although we continued to maintain a slight emphasis on large-cap holdings, we saw excellent performance in our small- and mid-cap stocks in the third quarter.

WHAT EFFECT DID THE DECLINING EURO HAVE ON EUROPEAN MARKETS AND FUND
PERFORMANCE?
The euro launched with a bang at the beginning of the year but fizzled in the face of strong U.S. economic growth and a weakening economic outlook in Europe. As investors anticipated rising interest rates in the United States--and not Europe--they began moving money into dollars and selling the euro, causing the currency to weaken during the first half of the year.
    On the other hand, the currency's lower value has helped boost earnings for Euroland companies that export to the United Sates or deal in dollar-denominated goods, such as computer components. The fund specifically has benefited from such export-oriented companies as Porsche, the German sports car manufacturer, which derives the majority of its sales from the United States, and UK video game producer Eidos.

EUROPE HAS SEEN A FLURRY OF MERGER-AND -ACQUISITION ACTIVITY DURING THE REPORTING PERIOD. HOW HAS THIS TREND AFFECTED THE FUND?
The restructuring story in Europe continues to have tremendous momentum, as evidenced by this year's merger activity. The pace of merger-and-acquisition activity has been such that in the third quarter of 1999, the European market outpaced the U.S. market for the first time ever--accounting for $377 billion in transactions vs. $322 billion for the United States.
    Among the largest deals was the recently approved $18.3 billion merger

TOTAL RETURN

10/31/98-10/31/99,

excluding sales charges
================================================================================

FUND CLASS A SHARES                     26.81%
FUND CLASS B SHARES                     25.87%
FUND CLASS C SHARES                     25.85%
MSCI EUROPE INDEX                       12.52%
================================================================================


          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES                                    TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1.  Carrefour Supermarche S.A. (France)    2.69%   1.  Computers (Software & Services)         10.39%   1.  United Kingdom 26.51%
  2.  Kingston Communications (Hull) PLC
      (United Kingdom)                       2.66    2.  Broadcasting (Television, Radio & Cable) 8.84    2.  France         21.34
  3.  Nokia Oyj (Finland)                    2.49    3.  Communications Equipment                 5.74    3.  Germany         9.26
  4.  Orange PLC (United Kingdom)            1.99    4.  Retail (Food Chains)                     5.48    4.  Netherlands     6.92
  5.  Matalan PLC (United Kingdom)           1.98    5.  Services (Commercial & Consumer)         5.22    5.  Switzerland     5.57
  6.  JOT Automation Group Oyj (Finland)     1.81    6.  Banks (Major Regional)                   4.61    6.  Finland         5.57
  7.  Modern Times Group MTG A.B.-Class B
      (Sweden)                               1.80    7.  Manufacturing (Specialized)              4.41    7.  Sweden          4.67
  8.  Total Fina S.A.-Class B (France)       1.78    8.  Telecommunications (Long Distance)       4.37    8.  Spain           4.30
  9.  Eidos PLC-ADR (United Kingdom)         1.70    9.  Telecommunications (Cellular/Wireless)   4.14    9.  Ireland         2.59
 10.  Havas Advertising S.A. (France)        1.56   10.  Telephone                                3.38   10.  Denmark         2.36

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

of French retailers Promodes and Carrefour--the largest holding in our portfolio. This union will produce the world's second-largest retailer with a strong presence in international markets where Wal-Mart is looking to compete.
    Numerous other fund holdings were also affected by the rash of mergers and acquisitions. So while the fund remains focused on earnings winners, merger-and-acquisition activity provides a powerful tailwind for European equity markets as a whole.

WHAT SECTORS HAVE YOU FAVORED?
We continue to favor growth-oriented sectors: telecommunications, financials, specialty retailers and computer services companies. We've seen some very strong performance in the growth sectors, such as telecommunications equipment manufacturing and telecommunications services, which have benefited the fund's performance.
    The service sectors have clearly shown stronger growth over the last couple of years compared to the industrial sectors. We believe this will continue to be the case as European economies follow the changes seen in the U.S. economy over the last decade and turn more to technology, telecommunications and financial services for growth.

WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS?
Expectations for positive economic growth, stronger corporate earnings and improving consumer demand, coupled with several underlying themes, paint a bright picture for the European market. For example, Europe's entrepreneurial movement is accelerating due in part to more accessible funding through Europe's specialized exchanges, such as Germany's Neuer Markt and France's Nouveau Marche. In addition, the restructuring story in Europe continues to have tremendous momentum. Finally, privatization and merger activity remain strong drivers for Europe's transformation.
    As borders disappear in the merger-and- acquisitions arena, there are signs of movement toward a unified trading system, which could help reduce costs, increase liquidity, facilitate cross-border comparisons and generally make equity investing more attractive.
    Corporate tax reform proposals may also enhance Europe's equity performance. If enacted, one proposal could take Germany from being the country with the highest corporate tax rate to one of the lowest. Such a move would not only help make German corporations more profitable but also put pressure on other countries to follow suit in order to remain competitive.


          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EUROPEAN DEVELOPMENT FUND VS. BENCHMARK INDEXES

11/3/97-10/31/99

in thousands
================================================================================
       AIM European   MSCI Europe  Lipper European  AIM European   AIM European
        Development     Index          Funds          Development   Development
      Fund, Class A                    Index        Fund, Class B  Fund, Class C
          Shares                                        Shares        Shares
--------------------------------------------------------------------------------
11/97     9,234         10,154         10,075           10,000        10,000
1/98      10,028        12,662         10,694           10,600        10,600
4/98      12,911        12,907         12,738           13,610        13,610
7/98      14,537        11,868         13,346           15,300        15,310
10/98     12,250        12,961         11,533           12,870        12,880
1/99      14,323        13,099         12,985           15,030        15,040
4/99      13,197        12,982         13,002           13,820        13,820
7/99      13,907        13,459         13,065           14,530        14,540
10/99     15,534        13,846         13,468           15,800        16,210

Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
================================================================================

ABOUT THIS CHART
This chart compares your fund's Class A, Class B and Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to this benchmark over the period 11/3/97- 10/31/99. (Please note that the index's performance figures for each index are for the period 11/30/9 -10/31/99). It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Europe Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception (11/3/97)             24.75%
  1 year                        19.88

CLASS B SHARES
--------------------------------------------------------------------------------
Inception  (11/3/97)            25.82%
  1 year                        20.87

CLASS C SHARES
--------------------------------------------------------------------------------
Inception (11/3/97)             27.45%
  1 year                        24.85
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please see inside the front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / FOR CONSIDERATION

                         CHOOSE YOUR INVESTMENT PALETTE

[PAINT BRUSH]

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S.

[PAINT APLATTE]


                         AIM EUROPEAN DEVELOPMENT FUND

                        ANNUAL REPORT / FOR CONSIDERATION


government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL
MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS
are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS
represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.

o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                          AIM EUROPEAN DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
STOCKS & OTHER EQUITY
INTERESTS-93.25%

DENMARK-2.36%

Damgaard A/S (Computers-Software &
  Services)(a)                           15,000   $    795,964
--------------------------------------------------------------
De Sammensluttede Vognmaend A/S
  (Truckers)                              9,400        904,498
--------------------------------------------------------------
Vestas Wind Systems A/S
  (Manufacturing- Specialized)(a)        19,090      2,498,726
--------------------------------------------------------------
                                                     4,199,188
--------------------------------------------------------------

FINLAND-5.57%

JOT Automation Group Oyj
  (Manufacturing- Specialized)(a)       627,000      3,232,213
--------------------------------------------------------------
Nokia Oyj (Communications Equipment)     38,680      4,427,837
--------------------------------------------------------------
Perlos Oyj
  (Electronics-Semiconductors)(a)        81,400      1,335,935
--------------------------------------------------------------
Sonera Oyj
  (Telecommunications-Cellular/
  Wireless)                              30,850        926,611
--------------------------------------------------------------
                                                     9,922,596
--------------------------------------------------------------

FRANCE-21.34%

Accor S.A. (Lodging-Hotels)               4,200        945,583
--------------------------------------------------------------
Alstom (Engineering & Construction)       8,350        252,997
--------------------------------------------------------------
ALTEN (Computers-Software &
  Services)(a)                           20,000      2,186,160
--------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial & Consumer)        7,300      2,502,901
--------------------------------------------------------------
AXA (Insurance-Multi-Line)               16,750      2,363,088
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                 20,100      1,765,708
--------------------------------------------------------------
Bertrand Faure S.A. (Auto Parts &
  Equipment)(a)                          13,000        785,040
--------------------------------------------------------------
BRICE (Retail-Specialty-Apparel)         12,200        798,338
--------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                   25,900      4,795,665
--------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)              9,600      1,413,955
--------------------------------------------------------------
GFI Informatique (Computers-Software
  & Services)                            24,400      2,181,952
--------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/ Marketing)       9,900      2,775,676
--------------------------------------------------------------
M6 Metropole Television
  (Broadcasting- Television, Radio &
  Cable)                                  9,400      2,571,210
--------------------------------------------------------------
NRJ S.A. (Broadcasting-Television,
  Radio & Cable)(a)                       6,600      2,055,285
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)            9,600      1,831,072
--------------------------------------------------------------
PSA Peugeot Citreon (Automobiles)         4,400        844,796
--------------------------------------------------------------
Renault S.A. (Automobiles)               15,000        776,413
--------------------------------------------------------------



                                                     MARKET
                                       SHARES        VALUE
FRANCE-(CONTINUED)

Societe Television Francaise 1
  (Broadcasting- Television, Radio &
  Cable)                                  7,900   $  2,476,736
--------------------------------------------------------------
Total Fina S.A.-Class B (Oil &
  Gas-Refining & Marketing)              23,438      3,168,609
--------------------------------------------------------------
Unilog S.A. (Services-Commercial &
  Consumer)(a)                           22,200      1,522,779
--------------------------------------------------------------
                                                    38,013,963
--------------------------------------------------------------

GERMANY-9.26%

Beate Uhse A.G. (Entertainment)(a)       79,650      1,441,287
--------------------------------------------------------------
Deutsche Bank A.G. (Banks-Major
  Regional)(a)                           24,000      1,721,995
--------------------------------------------------------------
EM.TV & Merchandising A.G.
  (Broadcasting- Television, Radio &
  Cable)                                 17,500        865,311
--------------------------------------------------------------
EM.TV & Merchandising A.G.-Rts.,
  expiring 11/12/99
  (Broadcasting-Television, Radio &
  Cable)                                 17,500            184
--------------------------------------------------------------
GPK A.G. (Services-Commercial &
  Consumer)(a)                           50,000      1,412,377
--------------------------------------------------------------
Kamps A.G. (Retail-Food Chains)          46,000      2,574,577
--------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                17,400      2,736,698
--------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)             925      2,520,449
--------------------------------------------------------------
PrimaCom A.G.
  (Broadcasting-Television, Radio, &
  Cable)(a)                              23,500      1,169,406
--------------------------------------------------------------
Steag Hamatech A.G. (Manufacturing-
  Specialized)(a)                        48,200      1,196,728
--------------------------------------------------------------
Zapf Creation A.G. (Leisure
  Time-Products)(a)                      25,000        861,366
--------------------------------------------------------------
                                                    16,500,378
--------------------------------------------------------------

GREECE-1.87%

M.J. Maillis S.A. (Containers &
  Packaging-Paper)                       64,500      2,437,219
--------------------------------------------------------------
Panafon Hellenic Telecom S.A.-GDR
  (Telecommunications-Cellular/Wireless)
  (Acquired 11/20/98-04/23/99; Cost
  $765,458)(a)(b)                        71,200        890,000
--------------------------------------------------------------
                                                     3,327,219
--------------------------------------------------------------

IRELAND-2.59%

Bank of Ireland (Banks-Major
  Regional)                             106,000        828,574
--------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                            79,500      1,501,302
--------------------------------------------------------------
Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                           35,000      1,566,250
--------------------------------------------------------------
Ryanair Holdings PLC-ADR
  (Airlines)(a)                          17,600        726,000
--------------------------------------------------------------
                                                     4,622,126
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ISRAEL-0.45%

Partner Communications Co. Ltd.-ADR
  (Telecommunications-Cellular/Wireless)(a)    51,500 $    811,125
--------------------------------------------------------------

ITALY-0.43%

Credito Italiano S.p.A. (Banks-Major
  Regional)                             163,600        765,913
--------------------------------------------------------------

NETHERLANDS-6.92%

Aegon N.V. (Insurance Brokers)           18,400      1,698,640
--------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                              27,000      1,042,476
--------------------------------------------------------------
Detron Group N.V. (Communications
  Equipment)(a)                          56,000        706,978
--------------------------------------------------------------
Draka Holding N.V. (Metal
  Fabricators)(a)                         7,065        254,571
--------------------------------------------------------------
Equant N.V.
  (Computers-Networking)(a)              10,200        992,609
--------------------------------------------------------------
Exact Holding N.V.
  (Computers-Software & Services)(a)     30,000      1,129,902
--------------------------------------------------------------
GTI Holding N.V. (Engineering &
  Construction)                          68,200      1,381,184
--------------------------------------------------------------
Gucci Group N.V.-ADR-New York Shares
  (Textiles)                             20,900      1,687,675
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                             18,020      1,848,399
--------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)                                51,600      1,585,145
--------------------------------------------------------------
                                                    12,327,579
--------------------------------------------------------------

NORWAY-0.53%

Tomra Systems A.S.A. (Manufacturing-
  Specialized)                           24,500        936,365
--------------------------------------------------------------

SPAIN-4.30%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                 12,400        834,907
--------------------------------------------------------------
Cortefiel S.A. (Retail-Department
  Stores)                                77,000      2,011,425
--------------------------------------------------------------
NH Hoteles, S.A. (Investment
  Management)(a)                        206,600      2,336,550
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)          150,900      2,482,918
--------------------------------------------------------------
                                                     7,665,800
--------------------------------------------------------------

SWEDEN-4.67%

Europolitan Holdings A.B.
  (Telecommunications-
  Cellular/Wireless)                     97,800      1,123,796
--------------------------------------------------------------
Framtidsfabriken A.B.
  (Computers-Software & Services)(a)     21,000        845,209
--------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail- Specialty-Apparel)            56,000      1,487,841
--------------------------------------------------------------
Modern Times Group MTG A.B.-Class B
  (Broadcasting-Television, Radio &
  Cable)(a)                              99,000      3,202,091
--------------------------------------------------------------
NetCom A.B.
  (Telecommunications-Cellular/
  Wireless)(a)                           20,800        863,716
--------------------------------------------------------------
Teligent A.B. (Communications
  Equipment)(a)                          82,000        792,680
--------------------------------------------------------------
                                                     8,315,333
--------------------------------------------------------------

SWITZERLAND-5.57%

Compagnie Financiere Richemont A.G.
  (Tobacco)                                 905      1,728,445
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SWITZERLAND-(CONTINUED)

Fantastic Corp.-Ctfs.
  (Computers-Software & Services)(a)     20,000   $  1,409,747
--------------------------------------------------------------
Kudelski S.A. (Electronics-Component
  Distributors)(a)                          310      1,289,041
--------------------------------------------------------------
PubliGroupe S.A.
  (Services-Advertising/ Marketing)       2,800      2,053,125
--------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)(a)           4,210      1,863,809
--------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                  2,800      1,584,836
--------------------------------------------------------------
                                                     9,929,003
--------------------------------------------------------------

UNITED STATES-0.88%

UnitedGlobalCom Inc.-Class A
  (Broadcasting- Television, Radio &
  Cable)(a)                              18,000      1,566,000
--------------------------------------------------------------

UNITED KINGDOM-26.51%

Aggreko PLC (Services-Facilities &
  Environmental)                        292,000      1,466,636
--------------------------------------------------------------
AMEC PLC (Construction-Cement &
  Aggregates)                           250,000        881,649
--------------------------------------------------------------
ARM Holdings PLC (Electronics-
  Semiconductors)(a)                     28,000        795,481
--------------------------------------------------------------
Barclays PLC (Banks-Major Regional)      75,200      2,303,345
--------------------------------------------------------------
BP Amoco PLC (Oil & Gas-Refining &
  Marketing)                            165,600      1,607,713
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio &
  Cable)                                172,000      1,848,001
--------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)            107,000      1,941,263
--------------------------------------------------------------
Eidos PLC-ADR (Computers
  Software/Services)(a)                  43,500      3,036,844
--------------------------------------------------------------
eircom PLC (Telecommunication-Long
  Distance)(a)                          353,000      1,472,497
--------------------------------------------------------------
Granada Group PLC (Leisure
  Time-Products)                        115,800        915,760
--------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                             186,000      2,129,915
--------------------------------------------------------------
Iceland Group PLC (Retail-Food
  Chains)                               171,000        813,904
--------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time-Products)                        150,000        843,423
--------------------------------------------------------------
JJB Sports PLC (Retail-General
  Merchandise)                          125,000        939,192
--------------------------------------------------------------
Kewill Systems PLC
  (Computers-Software & Services)(a)    195,000      2,180,077
--------------------------------------------------------------
Kingston Communication (Hull) PLC
  (Telecommunications-Long
  Distance)(a)                          647,300      4,746,448
--------------------------------------------------------------
Logica PLC (Computer Software &
  Services)                              95,500      1,460,993
--------------------------------------------------------------
Matalan PLC (Retail-Discounters)        157,000      3,536,295
--------------------------------------------------------------
Nestor Healthcare Group PLC
  (Services- Commercial & Consumer)     177,000      1,732,211
--------------------------------------------------------------
Orange PLC (Telephone)(a)               142,000      3,541,622
--------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)            524,000      2,354,072
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Sage Group PLC (The)
(Computers-Software & Services)          43,850   $  2,250,047
--------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil-International Integrated)        218,000      1,672,000
--------------------------------------------------------------
Vodafone AirTouch PLC
  (Telecommunications-
  Cellular/Wireless)                    595,000      2,768,418
--------------------------------------------------------------
                                                    47,237,806
--------------------------------------------------------------
    Total Stocks & Other Equity
      Interests (Cost $128,083,371)                166,140,394
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
MONEY MARKET FUNDS-6.01%

STIC Liquid Assets Portfolio(c)       5,351,762   $  5,351,762
--------------------------------------------------------------
STIC Prime Portfolio(c)               5,351,762      5,351,762
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $10,703,524)                                  10,703,524
--------------------------------------------------------------
TOTAL INVESTMENTS-99.26%                           176,843,918
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.74%                  1,316,649
--------------------------------------------------------------
NET ASSETS-100.00%                                $178,160,567
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Ctfs. - Certificates
Pfd.  - Preferred
Rts.  - Rights

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933 as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 10/31/99 was $890,000 which represented 0.50% of the Fund's net assets.
(c) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at market value (cost
$138,786,895)                                  $176,843,918
-----------------------------------------------------------
Foreign currencies, at value (cost
  $1,645,977)                                     1,648,250
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,975,354
-----------------------------------------------------------
  Capital stock sold                                550,867
-----------------------------------------------------------
  Dividends and interest                            304,844
-----------------------------------------------------------
Investment for deferred compensation plan             8,111
-----------------------------------------------------------
Other assets                                         54,409
-----------------------------------------------------------
    Total assets                                181,385,753
-----------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                           2,425,603
-----------------------------------------------------------
  Capital stock reacquired                          431,336
-----------------------------------------------------------
  Deferred compensation                               8,111
-----------------------------------------------------------
Accrued advisory fees                               138,587
-----------------------------------------------------------
Accrued administrative services fees                  4,110
-----------------------------------------------------------
Accrued directors' fees                               2,852
-----------------------------------------------------------
Accrued distribution fees                           101,932
-----------------------------------------------------------
Accrued transfer agent fees                          45,941
-----------------------------------------------------------
Accrued operating expenses                           66,714
-----------------------------------------------------------
    Total liabilities                             3,225,186
-----------------------------------------------------------
Net assets applicable to shares outstanding    $178,160,567
-----------------------------------------------------------
NET ASSETS:
Class A                                        $ 99,148,218
-----------------------------------------------------------
Class B                                        $ 67,074,079
-----------------------------------------------------------
Class C                                        $ 11,938,270
-----------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     6,039,960
-----------------------------------------------------------
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     4,140,854
-----------------------------------------------------------
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       736,702
-----------------------------------------------------------
Class A:
  Net asset value and redemption price per
  share                                        $      16.42
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.42 divided
    by 94.50%)                                 $      17.38
-----------------------------------------------------------
Class B:
  Net asset value and offering price per
  share                                        $      16.20
-----------------------------------------------------------
Class C:
  Net asset value and offering price per
  share                                        $      16.21
-----------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $260,349 foreign withholding
  tax)                                          $  1,625,502
------------------------------------------------------------
Interest                                             396,652
------------------------------------------------------------
    Total investment income                        2,022,154
------------------------------------------------------------

EXPENSES:
Advisory fees                                      1,607,698
------------------------------------------------------------
Administrative services fees                          75,332
------------------------------------------------------------
Custodian fees                                       237,707
------------------------------------------------------------
Directors' fees                                       10,764
------------------------------------------------------------
Distribution fees-Class A                            332,066
------------------------------------------------------------
Distribution fees-Class B                            625,126
------------------------------------------------------------
Distribution fees-Class C                            118,428
------------------------------------------------------------
Transfer agent fees-Class A                          261,250
------------------------------------------------------------
Transfer agent fees-Class B                          230,660
------------------------------------------------------------
Transfer agent fees-Class C                           43,698
------------------------------------------------------------
Other                                                201,279
------------------------------------------------------------
    Total expenses                                 3,744,008
------------------------------------------------------------
Less: Expenses paid indirectly                        (2,843)
------------------------------------------------------------
    Net expenses                                   3,741,165
------------------------------------------------------------
Net investment income (loss)                      (1,719,011)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND
  FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                           (5,917,105)
------------------------------------------------------------
  Foreign currencies                                 122,677
------------------------------------------------------------
                                                  (5,794,428)
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           43,122,813
------------------------------------------------------------
  Foreign currencies                                   3,938
------------------------------------------------------------
                                                  43,126,751
------------------------------------------------------------
    Net gain from investment securities and
      foreign
      currencies                                  37,332,323
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 35,613,312
------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998

                                                                APRIL 30,        OCTOBER 31,
                                                                   1997              1996
OPERATIONS:

  Net investment income (loss)                                $   (1,719,011)   $     (481,507)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (5,794,428)       (6,005,211)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  43,126,751        (5,080,217)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  35,613,312       (11,566,935)
----------------------------------------------------------------------------------------------
Distribution from investment income -- Class A                       (80,229)               --
----------------------------------------------------------------------------------------------
Share transactions -- net:
    Class A                                                        2,449,615        82,027,769
----------------------------------------------------------------------------------------------
    Class B                                                        3,977,973        55,436,905
----------------------------------------------------------------------------------------------
    Class C                                                         (246,455)       10,548,612
----------------------------------------------------------------------------------------------
  Net increase in net assets                                      41,714,216       136,446,351
----------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                            136,446,351                --
----------------------------------------------------------------------------------------------
  End of period                                               $  178,160,567    $  136,446,351
==============================================================================================
NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  152,753,815    $  147,994,681
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (9,989)           19,453
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (12,629,793)       (6,487,566)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             38,046,534        (5,080,217)
----------------------------------------------------------------------------------------------
                                                              $  178,160,567    $  136,446,351
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
    On October 31, 1999, undistributed net investment income was increased by $1,769,798, undistributed net realized gains decreased by $347,799 and paid-in capital decreased by $1,421,999 as a result of differing book/tax treatment of foreign currency transactions and net operating reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $12,347,306 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets, plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $75,332 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $336,086 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $332,066, $625,126 and $118,428, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $143,067 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $50,219 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $3,014 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,989 and $854, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,843 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $201,019,098 and $192,916,235, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $40,275,044
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (2,500,509)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $37,774,535
=========================================================================

Cost of investments for tax purposes is $139,069,383.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                        1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:
  Class A                                                      7,243,646   $103,416,688   11,368,616   $156,555,432
-------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,045,028     43,081,822    4,734,982     66,433,513
-------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,148,542     29,835,245    1,685,991     25,251,599
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          5,672         76,739           --             --
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (7,125,444)  (101,043,812)  (5,452,530)   (74,527,663)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,797,703)   (39,103,849)    (841,453)   (10,996,608)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,160,106)   (30,081,700)    (937,724)   (12,702,987)
-------------------------------------------------------------------------------------------------------------------
                                                                 359,635   $  6,181,133   10,557,882   $150,013,286
===================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the year ended October 31, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998.

                                                          CLASS A                     CLASS B                     CLASS C
                                                  -----------------------     -----------------------     -----------------------
                                                    1999          1998          1999          1998          1999          1998
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period               $ 12.96       $ 10.00       $ 12.87       $ 10.00       $ 12.88       $10.00
------------------------------------------------   -------       -------       -------       -------       -------       ------
Income from investment operations:
 Net investment income (loss)                        (0.11)        (0.08)(a)     (0.22)        (0.18)(a)     (0.23)       (0.18)(a)
------------------------------------------------   -------       -------       -------       -------       -------       ------
 Net gains on securities (both realized and
   unrealized)                                        3.58          3.04          3.55          3.05          3.56         3.06
------------------------------------------------   -------       -------       -------       -------       -------       ------
       Total from investment operations               3.47          2.96          3.33          2.87          3.33         2.88
------------------------------------------------   -------       -------       -------       -------       -------       ------
Less distributions:
 Dividends from net investment income                (0.01)           --            --            --            --           --
------------------------------------------------   -------       -------       -------       -------       -------       ------
Net asset value, end of period                     $ 16.42       $ 12.96       $ 16.20       $ 12.87       $ 16.21       $12.88
================================================   =======       =======       =======       =======       =======       ======
Total return(b)                                      26.81%        29.60%        25.87%        28.70%        25.85%       28.80%
================================================   =======       =======       =======       =======       =======       ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $99,148       $76,686       $67,074       $50,121       $11,938       $9,639
================================================   =======       =======       =======       =======       =======       ======
Ratio of expenses to average net assets               1.88%(c)      1.98%(d)      2.63%(c)      2.72%(d)      2.63%(c)     2.72%(d)
================================================   =======       =======       =======       =======       =======       ======
Ratio of net investment income (loss) to average
 net assets                                          (0.69)%(c)    (0.58)%(e)    (1.44)%(c)    (1.32)%(e)    (1.44)%(c)   (1.32)%(e)
================================================   =======       =======       =======       =======       =======       ======
Portfolio turnover rate                                122%           93%          122%           93%          122%          93%
================================================   =======       =======       =======       =======       =======       ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $94,875,922, $62,512,593 and $11,842,849, for Class A, Class B and Class C shares, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.15% (annualized), 2.89% (annualized) and 2.89% (annualized) for Class A, Class B and Class C, respectively, for 1998.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.75)% (annualized), (1.49)% (annualized) and (1.49)% (annualized) for Class A, Class B and Class C, respectively, for 1998.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.

                     We have audited the accompanying statement of assets and liabilities of the AIM European Development Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that
                     we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM European Development Fund as of October 31, 1999, the results of its operations for the year then ended, changes in its net assets and financial highlights for the year then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with generally accepted accounting principles.

                     KPMG LLP

                     December 3, 1999
                     Houston, Texas

BOARD OF DIRECTORS                                   OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                     Charles T. Bauer                        11 Greenway Plaza
Chairman                                             Chairman                                Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                     Robert H. Graham
Bruce L. Crockett                                    President                               INVESTMENT ADVISOR
Director
ACE Limited;                                         Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                    Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                   Gary T. Crum                            Houston, TX 77046
                                                     Senior Vice President
Owen Daly II                                                                                 SUB-ADVISOR
Director                                             Dana R. Sutton
Cortland Trust Inc.                                  Vice President and Treasurer            INVESCO Global Asset Management Limited
                                                                                             Cedar House
Edward K. Dunn Jr.                                   Robert G. Alley                         41 Cedar Ave.
Chairman, Mercantile Mortgage Corp.;                 Vice President                          Hamilton, HM12 Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and             Melville B. Cox                         TRANSFER AGENT
President, Mercantile Bankshares                     Vice President
                                                                                             A I M Fund Services, Inc.
Jack Fields                                          Edgar M. Larsen                         P.O. Box 4739
Chief Executive Officer                              Vice President                          Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                      Mary J. Benson                          CUSTODIAN
of the U.S. House of Representatives                 Assistant Vice President and
                                                     Assistant Treasurer                     State Street Bank and Trust Company
Carl Frischling                                                                              225 Franklin Street
Partner                                              Sheri Morris                            Boston MA 02110
Kramer, Levin, Naftalis & Frankel LLP                Assistant Vice President and
                                                     Assistant Treasurer                     COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer                Renee A. Friedli                        Ballard Spahr
A I M Management Group Inc.                          Assistant Secretary                     Andrews & Ingersoll, LLP
                                                                                             1735 Market Street
Prema Mathai-Davis                                   P. Michelle Grace                       Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;         Assistant Secretary
Commissioner, New York City Dept. for the                                                    COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,         Nancy L. Martin
Metropolitan Transportation Authority of             Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                               919 Third Avenue
                                                     Ofelia M. Mayo                          New York, NY 10022
Lewis F. Pennock                                     Assistant Secretary
Attorney                                                                                     DISTRIBUTOR
                                                     Lisa A. Moss
Louis S. Sklar                                       Assistant Secretary                     A I M Distributors, Inc.
Executive Vice President                                                                     11 Greenway Plaza
Hines Interests                                      Kathleen J. Pflueger                    Suite 100
Limited Partnership                                  Assistant Secretary                     Houston, TX 77046

                                                     Samuel D. Sirko                         AUDITORS
                                                     Assistant Secretary
                                                                                             KPMG LLP
                                                     Stephen I. Winer                        700 Louisiana
                                                     Assistant Secretary                     Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM European Development Fund paid ordinary dividends in the amount of $0.0125 per share to shareholders during the Fund's tax year ended October 31, 1999. Of these amounts, 0% is eligible for the dividends received deduction for corporations.

                      ------------------------------------

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o  AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive
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o  www.aimfunds.com. Our award-winning Web site provides account information,
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

THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS                            A I M Management Group Inc.
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund                  has provided leadership in the
AIM Blue Chip Fund                         AIM Asian Growth Fund                                 mutual fund industry since
AIM Capital Development Fund               AIM Developing Markets Fund                           1976 and managed approximately
AIM Constellation Fund                     AIM Euroland Growth Fund(4)                           $120 billion in assets for
AIM Dent Demographic Trends Fund           AIM European Development Fund                         more than 6.4 million
AIM Large Cap Growth Fund                  AIM International Equity Fund                         shareholders, including
AIM Mid Cap Equity Fund                    AIM Japan Growth Fund                                 individual investors,
AIM Mid Cap Growth Fund                    AIM Latin American Growth Fund                        corporate clients and
AIM Mid Cap Opportunities Fund             AIM New Pacific Growth Fund                           financial institutions, as of
AIM Select Growth Fund                                                                           September 30, 1999.
AIM Small Cap Growth Fund(2)               GLOBAL GROWTH FUNDS                                       The AIM Family of
AIM Small Cap Opportunities Fund(3)        AIM Global Aggressive Growth Fund                     Funds--Registered
AIM Value Fund                             AIM Global Growth Fund                                Trademark--is distributed
AIM Weingarten Fund                                                                              nationwide, and AIM today is
                                           GLOBAL GROWTH & INCOME FUNDS                          the 10th-largest mutual fund
GROWTH & INCOME FUNDS                      AIM Global Growth & Income Fund                       complex in the United States
AIM Advisor Flex Fund                      AIM Global Utilities Fund                             in assets under management,
AIM Advisor Large Cap Value Fund                                                                 according to Strategic
AIM Advisor Real Estate Fund               GLOBAL INCOME FUNDS                                   Insight, an independent mutual
AIM Balanced Fund                          AIM Emerging Markets Debt Fund                        fund monitor.
AIM Basic Value Fund                       AIM Global Government Income Fund
AIM Charter Fund                           AIM Global Income Fund
                                           AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                     THEME FUNDS
AIM High Yield Fund                        AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                     AIM Global Financial Services Fund
AIM Income Fund                            AIM Global Health Care Fund
AIM Intermediate Government Fund           AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund         AIM Global Resources Fund
                                           AIM Global Telecommunications and Technology Fund(5)
TAX-FREE INCOME FUNDS                      AIM Global Trends Fund(6)
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                EDF-AR-1


A I M Distributors, Inc.